UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2020

Grapefruit USA, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-50099	95-4451059
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number),	Identification No.)

10866 Wilshire Blvd., Suite 225 Los Angeles, CA 90024

(Address of Principal Executive Offices) (Zip Code)

(310) 205-1382

(Registrant’s telephone number, including area code)

(F/K/A Imaging3, Inc.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
$.001 par value common stock	GPFT	OTCQB

Item 5.02. Appointment of Director.

On January 22, 2020 the Company’s board of directors unanimously voted to appoint James Jordan to the Company’s board of directors. Mr. Jordan accepted the appointment the following day.

Mr. Jordan is currently and has been since January 2017, the CEO of C2 Brand Ventures, a Los Angeles, CA based cannabis consulting company that specializes in the development of early and middle stage cannabis companies in California and Nevada. Mr. Jordan is the Founder and Executive Director of Southern California Cannabis Business and Investment Group, a Los Angeles based meetup and networking group founded by him in 2016 which sponsors monthly events.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Grapefruit USA, Inc.

	By	/s/ Bradley J. Yourist
	Name:	Bradley J. Yourist
	Title:	CEO and Director

Date: January 29, 2020

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